                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   April 7, 1999
                                                  --------------------


                           BJ's Wholesale Club, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
           --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     001-13143                                 04-3360747
-------------------------           -----------------------------------
(Commission File Number)            (I.R.S. Employer Identification No.)



One Mercer Road
Natick, Massachusetts                                             01760
----------------------------------------                       ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (508) 651-7400
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          --------

     See Exhibit Index attached hereto.

Item 8.   Change in Fiscal Year.

     On April 7, 1999, the Board of Directors of BJ's Wholesale Club, Inc. changed the fiscal year end from the last Saturday in January of each year to the Saturday closest to January 31 of each year. This change does not affect the current fiscal year, which continues to end on January 29, 2000, and therefore no transition period has resulted from the change. The first fiscal year that will end on a different day as a result of such change will be the fiscal year ending February 3, 2001.

     The Registrant has amended its Amended and Restated By-Laws to reflect the change in fiscal year end. The Amended and Restated By-Laws are filed as
Exhibit 3.1 to this Current Report on Form 8-K.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 14, 1999                               BJ'S WHOLESALE CLUB, INC.
                                              ----------------------------------
                                                        (Registrant)



                                            By:  /s/ John J. Nugent
                                                _______________________________
                                                 John J. Nugent
                                                 President and Chief
                                                 Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

  3.1          Amended and Restated By-Laws of the Registrant